United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 1, 2020

Date of Report (Date of earliest event reported)

Tottenham Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38614	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 902, Lucky Building 39-41 Wellington Street Central, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +852 3998 4852

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $.0001 per share, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	TOTAU	NASDAQ Capital Market
Ordinary Shares	TOTA	NASDAQ Capital Market
Warrants	TOTAW	NASDAQ Capital Market
Rights	TOTAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Tottenham Acquisition I Limited (“Tottenham”), Chelsea Worldwide Inc. (“Purchaser”), Creative Worldwide Inc. (“Merger Sub”), and Clene Nanomedicine, Inc. (“Clene”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Tottenham and Clene to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Clene or Tottenham; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Tottenham’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Clene and Tottenham to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Tottenham’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 filed with the SEC, in Tottenham’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the Registration Statement on Form S-4 and proxy statement that will be filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Tottenham, Purchaser, Merger Sub, Clene, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

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Additional Information and Where to Find It

In connection with the transaction described herein, Tottenham and Purchaser will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 and a proxy statement. The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement without charge from the Company. The Registration Statement on Form S-4 and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Tottenham at Unit 902, Lucky Building, 39-41 Wellington Street, Central, Hong Kong. INVESTORS AND SECURITY HOLDERS OF TOTTENHAM ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT TOTTENHAM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TOTTENHAM, CLENE AND THE TRANSACTIONS.

Participants in Solicitation

Tottenham, Purchaser, Merger Sub, Clene, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Tottenham ordinary shares in respect of the proposed transaction. Information about Tottenham’s directors and executive officers and their ownership of Tottenham’s ordinary shares is set forth in Tottenham’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

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Item 1.01 Entry into a Material definitive Agreement.

On September 1, 2020, Tottenham Acquisition I Limited, a British Virgin Islands company (“Tottenham”), Chelsea Worldwide Inc., a Delaware corporation and a wholly-owned subsidiary of Tottenham (“Purchaser”), Creative Worldwide Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Merger Sub,” together with Tottenham, Purchaser, the “Purchaser Parties”), Clene Nanomedicine, Inc., a Delaware corporation (“Clene”), and Fortis Advisors LLC, a Delaware limited liability company as the representative of the Clene’s shareholders, entered into a Merger Agreement (the “Agreement”).

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated in the Agreement, Tottenham will merge with and into Purchaser, resulting in all Tottenham shareholders becoming stockholders of the Purchaser as described under Reincorporation Merger (as defined below). Immediately following the Reincorporation Merger, Merger Sub will be merged with and into Clene, resulting in Clene being a wholly owned subsidiary of Purchaser (“Acquisition Merger”). Upon the closing of the Acquisition Merger, each share of Purchaser common stock (“Purchaser Common Stock”) will be entitled to one (1) vote on all matters subject to vote at general and special meetings of the post-business combination company.

The aggregate consideration to be paid to Clene shareholders for the Acquisition Merger is $542,540,558.06, plus the net proceeds (if any) from any new equity investment received by the Company between the date of the Merger Agreement and the closing date of the business combination (“Clene Equity Valuation”), payable in the form of a number of newly issued shares of Purchaser Common Stock (the “Closing Payment Shares”) valued at the lesser of (i) $10.00 per share or (ii) Tottenham’s cash-in-trust value per share on the trading date prior to the closing of the business combination (“Closing Price Per Share”). Under the Merger Agreement, 5% of the Closing Payment Shares (“Escrow Shares”) to be issued will be held in escrow for a period of 6 months after the closing to satisfy indemnification obligations.

At the closing of the business combination, the former Tottenham security holders will receive the consideration described in “Reincorporation Merger” below.

In addition to the Closing Payment Shares, Clene shareholders as of immediately prior to the Acquisition Merger are entitled to receive earn-out shares as follows:

(i)	3,333,333 shares of Purchaser Common Stock (“Milestone 1 Clene Earn-out Shares”) if (A) the VWAP of the shares of Purchaser Common Stock equals or exceeds $15.00 (or any foreign currency equivalent) (the “Milestone 1 Price”) in any twenty trading days within a thirty trading day period within the three years following the closing of the business combination on any securities exchange or securities market on which the shares of Purchaser Common Stock are then traded or (B) the change of control price equals or exceeds the Milestone 1 Price if a change of control transaction occurs within the three years following the closing of the business combination (the requirement set forth in clause (A) or (B), “Milestone 1”).

(ii)	2,500,000 shares of Purchaser Common Stock (“Milestone 2 Clene Earn-out Shares”) if (A) the VWAP of the shares of Purchaser Common Stock equals or exceeds $20.00 (or any foreign currency equivalent) (the “Milestone 2 Price”) in any twenty trading days within a thirty trading day period within the six years following the closing of the business combination on any securities exchange or securities market on which the shares of Purchaser Common Stock are then traded or (B) the change of control price equals or exceeds the Milestone 2 Price if a change of control transaction occurs within the five years following the closing of the business combination (the requirement set forth in clause (A) or (B), “Milestone 2”).

(iii)	2,500,000 shares of Purchaser Common Stock if Clene completes a randomized placebo-controlled study for treatment of COVID-19 which results in a statistically significant finding of clinical efficacy within twelve (12) months after the closing of the business combination.

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If Milestone 1 is not achieved but Milestone 2 is achieved, the Clene stockholders will receive a catchup payment equal to the Milestone 1 Clene Earn-out Shares.

Additionally, in connection with the forfeiture by the initial shareholders of 750,000 shares at the closing (described in the Section “Reincorporation Merger” below), the initial shareholders are entitled to receive earn-out shares as follows:

(i)	375,000 shares of Purchaser Common Stock (“Milestone 1 Initial Shareholders Earn-out Shares”) upon satisfaction of the requirements of Milestone 1.

(ii)	375,000 shares of Purchaser Common Stock (“Milestone 2 Initial Shareholders Earn-out Shares”) upon satisfaction of the requirements of Milestone 2.

If Milestone 1 is not achieved but Milestone 2 is achieved, the initial shareholders shall receive a catchup payment equal to the Milestone 1 Initial Shareholders Earn-out Shares.

Furthermore, the parties agreed that immediately following the closing the Acquisition Merger, Purchaser’s board of directors will consist of at least five directors, all of whom shall be designated by Clene and a majority of whom shall qualify as independent directors under Nasdaq rules.

Reincorporation Merger

Immediately prior to the Acquisition Merger, Tottenham will reincorporate to Delaware by merging with and into the Purchaser. The separate corporate existence of Tottenham will cease and Purchaser will continue as the surviving corporation. In connection with the Reincorporation Merger, all outstanding Tottenham’s units will separate into their individual components of ordinary shares (“TOTA Ordinary Shares”), rights (“TOTA Rights”) and warrants (“TOTA Warrants”) and will cease separate existence and trading. Upon the consummation of the business combination, the current equity holdings of Tottenham shareholders shall be exchanged as follows:

(i)	Each TOTA Ordinary Share, issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than any redeemed shares and Dissenting Shares), will automatically be cancelled and cease to exist and for each TOTA Ordinary Share, Purchaser shall issue to each Tottenham shareholder (other than the Dissenting Shareholders and Tottenham shareholders who exercise their redemption rights in connection with the Business Combination) one validly issued share of Purchaser Common Stock;

(ii)	each share held by a dissenting shareholder (who has not effectively withdrawn its right to such dissent) will be cancelled in exchange for the right to receive payment resulting from the procedure in Section 179 of the BVI BC Act and such dissenting shareholders will not be entitled to receive any shares of the Purchaser Common Stock to be issued in connection with the Reincorporation Merger;

(iii)	Each TOTA Warrant issued and outstanding immediately prior to effective time of the Reincorporation Merger will convert into a warrant of Purchaser (“Purchaser Warrant”) to purchase one-half of one share of Purchaser Common Stock (or equivalent portion thereof). The Purchaser Warrants will have substantially the same terms and conditions as set forth in the TOTA Warrants; and

(iv)	The holders of TOTA Rights issued and outstanding immediately prior to the effective time of the Reincorporation Merger will receive one-tenth (1/10) of one share of Purchaser Common Stock in exchange for the cancellation of each TOTA Right; provided, however, that no fractional shares will be issued and all fractional shares will be rounded to the nearest whole share.

Additionally, immediately prior to the exchange listed above, Tottenham shall cancel and forfeit an aggregate of 750,000 TOTA Ordinary Shares owned by the initial shareholders for no additional consideration.

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Representations and Warranties

In the Agreement, Clene makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of Clene and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter documents and corporate records; (f) required consents and approvals; (g) financial information; (h) absence of certain changes or events; (i) title to assets and properties; (j) material contracts; (k) ownership of real property; (l) licenses and permits; (m) compliance with laws, including those relating to foreign corrupt practices and money laundering; (n) ownership of intellectual property; (o) suppliers; (p) employment and labor matters; (q) taxes matters; (r) regulatory matters; (s) environmental matters; (t) brokers and finders; (u) that Clene is not an investment company; and (v) other customary representations and warranties..

In the Agreement, the Purchaser Parties make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) litigation; (d) brokers and finders; (e) capital structure; (f) validity of share issuance; (g) minimum trust fund amount; and (h) validity of Nasdaq Stock Market listing; (i) SEC filing requirements and financial statements; (j) material contracts; and (k) compliance with laws, including those relating to foreign corrupt practices and money laundering.

Conduct Prior to Closing; Covenants

Each of Clene and Tottenhamhas agreed to, and cause its subsidiaries to, operate the business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Merger Agreement also contains covenants providing for:

●	Each party providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	The Purchaser using commercially reasonable efforts to enter into and consummate subscription agreements with investors relating to a purchase of shares of Tottenham or Purchaser through a private placement, and/or backstop or redemption waiver arrangements with potential investors;

●	Tottenham’s exchange of indebtedness owed by it to the Sponsor into TOTA Ordinary Shares; and

●	Cooperation in making certain filings with the SEC.

Conditions to Closing

General Conditions

Consummation of the transactions herein is conditioned on, among other things, (i) the absence of any order or provisions of any applicable law making the transactions illegal or otherwise preventing the transactions; (ii) Tottenham and Clene receiving approval from their respective shareholders to the transactions, (iii) Tottenham retaining its listing on Nasdaq and the additional listing application for the closing payment shares issued to Clene’s stockholders being approved by Nasdaq; and (iv) the Escrow Agreement as described in the Merger Agreement being entered into and in full force and effect.

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Clene’s Conditions to Closing

The obligations of Clene to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Merger Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions;

●	all debt owed by Tottenham to the Sponsor shall have been converted into TOTA Ordinary Shares;

●	the net amount of fund in the trust account, together with any net proceeds raised in connection with the mergers contemplated in the Merger Agreement, shall be no less than $30,000,000.

●	the initial shareholders shall have canceled and forfeited, for no additional consideration, 750,000 insider shares;

●	its receipt of an opinion of Kirkland & Ellis LLP providing that the Acquisition Merger will qualify for the reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act; and

●	there having been no material adverse effect to Purchaser Parties.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Clene and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	except as would reasonably be expected to have a material adverse effect on Clene, the representations and warranties of Clene and its subsidiaries being true on and as of the closing date of the transactions; and

●	there having been no material adverse effect to Clene’s business

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing by:

●	mutual consent of Clene and the Purchaser Parties;

●	either Tottenham or Clene, if any legal restraint permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement has become final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this clause shall not be available to a party if the failure by such party or its affiliates to comply with any provision of the Merger Agreement is the principal cause of the legal restraint or the failure of the legal restraint to be lifted;

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●	either Tottenham or Clene, if the closing has not occurred by the earlier of (i) the Deadline (as defined in the memorandum and articles of association of Tottenham (as amended) and as extended from time to time in accordance therewith) and (ii) February 6, 2021 (“Outside Closing Date”), provided that no material breach of this Agreement by the party seeking to terminate this Agreement shall have occurred or have been made;

●	Tottenham, if Clene has materially breached any representation, warranty, agreement or covenant contained in the Merger Agreement and such breach (A) would result in the failure to satisfy certain conditions to closing and (B) is incapable of being cured by the Outside Closing Date, or if capable of being cured by the Outside Closing Date, shall not be cured within fifteen (15) days following the receipt by Clene of a notice describing such breach; or

●	Clene, if Tottenham has materially breached any representation, warranty, agreement or covenant contained in the Merger Agreement and such breach (A) would result in the failure to satisfy certain conditions to closing and (B) is incapable of being cured by the Outside Closing Date, or if capable of being cured by the Outside Closing Date, shall not be cured within fifteen (15) days following the receipt by Tottenham a notice describing such breach; and

●	either Tottenham or Clene, if this Agreement or the transactions contemplated hereby fail to be authorized or approved by either the Clene or Tottenham shareholders.

Indemnification

Until the six (6) months anniversary from and after the closing date, the Clene’s stockholders will indemnify the Purchaser, solely from the Escrow Shares, for any losses incurred or sustained by the Purchaser arising from any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of Clene contained herein. The indemnification applies only to amounts (in aggregate) in excess of $1,000,000, and the indemnification obligations are capped at the value of the Escrow Shares. Such indemnification can only be satisfied with the cancellation of shares of Purchaser Common Stock.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

In addition to the Agreement, the following agreements have been entered into in connection with the closing of the business combination.

Shareholder Support Agreements

Concurrently with signing the Merger Agreement, Tottenham entered into the Shareholder Support Agreements respectively with two Clene’s stockholders, which collectively own 34.2% of total Clene outstanding shares. Such stockholders agree to vote in favor of the business combination pursuant to a consent solicitation or at Clene’s stockholders meeting, subject to the terms of such shareholder support agreements.

Initial Shareholders Forfeiture Agreements

Concurrently with signing the Merger Agreement, Tottenham, Clene and the initial shareholders entered into an Initial Shareholders Forfeiture Agreement whereby Tottenham and the initial shareholders will cancel and forfeit an aggregate of 750,000 insider shares of Tottenham owned by the initial shareholders for no additional consideration before the closing of the business combination, and that Tottenham will exchange the Sponsor’s loans to Tottenham into a number of TOTA Ordinary Shares equal to the aggregate amount of the such loans divided by $10.

In addition to the Agreement, the following agreements will be entered into in connection with the closing of the business combination

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Registration Rights Agreement

In connection with the transactions, Purchaser and certain Clene’s stockholders are expected to enter into a Registration Rights Agreement to provide for the registration of the shares of common stock being issued to the Clene’s stockholders in connection with the transactions. Certain Clene’s stockholders will be entitled to (i) make a written demand for registration under the Securities Act of all or part of the their closing payment shares (up to a maximum of two demands in total), and (ii)“piggy-back” registration rights with respect to registration statements filed following the consummation of the Acquisition. Clene will bear the expenses incurred in connection with the filing of any such registration statements.

Lock-Up Agreements

In connection with the transactions, Purchaser is expected to enter into Lock-Up Agreements with certain Clene stockholders with respect to certain lock-up arrangements, which will provide that such Clene stockholder will not, within certain period of time from the closing of the Business Combination and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated September 1, 2020
99.1	Press Release dated September 2, 2020

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2020

TOTTENHAM ACQUISITION I LIMITED

By:   /s/Jason Ma
Name: Jason Ma
Title: Chief Executive Officer

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